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                        SAMCO FIXED INCOME PORTFOLIO
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                                                             Annual Report
                                                           October 31, 1998











CONTENTS




Letter from the President...............................................1


Cumulative Performance..................................................2


Portfolio of Investments................................................4


Statement of Assets and Liabilities.....................................8


Statement of Operations ................................................9


Statement of Changes in Net Assets ....................................10


Financial Highlights...................................................11


Notes to Financial Statements .........................................12








December 3, 1998



Dear Shareholder:

We are pleased to provide you with information about the SAMCO Fund, Inc. - Fixed Income Portfolio, Class A (the "Fund"), for the first Fiscal year ended October 31, 1998. The Fund's shares are listed under the symbol SAMFX.

We greatly appreciate your participation in the Fund. We welcome the opportunity to discuss the objectives and results of the Fund. Please do not hesitate to contact us with questions or comments regarding this report, or for assistance in general.


Sincerely,


------------------------------                --------------------------------
Christina Seix, Chairman                       John Talty, President











SAMCO Fund, Inc.


SAMCO Fixed Income Portfolio  Cumulative Performance


October 31, 1998
------------------------------------------------




[graph] Comparison of change in value of $10,000 investment in Samco Fixed Income Portfolio and the Lehman Aggregate Bond Index. This is an x-y line graph with x being the date (starting 12/30/97 and ending at 10/31/98) and y being the value of the $10,000 investment in the Fund and the Lehman Aggregate Bond Index. At 10/31/98 the Value of the $10,000 investment in the Fund was $10,687 and the value of the same investment in the Lehman Aggregate Bond Index was $10,799.




                              INVESTMENT PERFORMANCE
                         (For the period ended October 31, 1998)

                                                       Total Return
                                                 Cumulative Inception (12/30/97)

SAMCO Fixed Income Portfolio(a)                             6.87%
Lehman Aggregate Bond Indes                                 7.99%


(a) Reflects waiver of fees and reimbursement of expenses by the investment advisor. Absent such waiver and reimbursement, the Fund's total return
     would have been lower.


Market Review:

Alan Greenspan and Charles Dickens captured the essence of 1998 from an investor's perspective.
"I've never seen anything like this." A. Greenspan;
"It was the best of times, it was the worst of times." C. Dickens

For US consumers and workers, it was the best of times as continued economic expansion drove unemployment to new lows and confidence to new highs. Commodity deflation, a firm dollar and superior productivity gains kept a firm ceiling on inflation.


The combination of continued calm on the inflation front, growing concerns that weakened foreign economies would slow US growth and the leveraged technical condition of the financial markets, led the Federal Reserve to shift gears in the Fall and embark on a policy of monetary easing. Since their policy shift, they have eased three times, reducing the pivotal Federal Funds rate by 75 basis points.

Interest rates fell dramatically 1998, accompanied by a steepening yield curve. By the end of the Fund's fiscal year, Treasuries were near low yields, with the long bond closing at 5.15%. Despite the powerful interest rate move, the markets reaction drafted a new chapter in the financial history of the US. The fixed income markets experienced a dramatic flight to quality. This trend gained ferocious momentum during the third quarter of the year, triggered by the Russian devaluation and debt moratorium. The ensuing solvency crises at large, highly leveraged hedge funds cemented the desire for pure liquidity protection and risk aversion felt by many investors. A dynamic that, as suggested by Fed Chairman Greenspan's comment above, reflected the reality that "this time was different."

Looking back over the prior 5, 10 and 15 years, Corporate Bonds have consistently and significantly outperformed Government Bonds. Additionally, moving down the credit scale within the Investment Grade Bond market has also historically added value. This historical pattern changed dramatically in 1998. The flight to quality resulting from the spillover of global financial and economic concerns made Treasury bonds the best performers and the historical pattern of investors getting incremental return for moving down the credit scale was turned upside down. The results of investors passion for liquidity was most evident In the third quarter as Governments outperformed Corporates by an astounding +2.52% and BBB-rated Corporates underperformed AAA-rated Corporates by -3.94%.

Such dramatic pattern inversions are rare within the fixed income markets. They usually occur in a severely weakened economy or when there is evidence that powerful recessionary forces are close at hand. Despite the global upheaval during the past year, according to Alan Greenspan, "the truth of the matter is that we have got an economy, which ... is really still quite an impressive sight." We believe that normal return patterns in the Fixed Income Markets have begun to reassert themselves, resulting in substantial profit opportunities.

Portfolio Overview:

The environment described above has been a trying one for our investment approach. Seix Investment Advisors' income orientation and focus on well-researched credits and structures have not been rewarded in the marketplace. However, our Income-Oriented, Value style is based on very strong historical performance patterns and we have no temptation to change our investment style, particularly as relative value opportunities now abound.

Our strategy in this environment has been one of adding liquidity and moving up the credit scale within our Corporate holdings. We have also reduced our exposure to credits that were most sensitive to economic weakness, even though a downturn is not yet in sight. Mortgage-Backed Securities (MBS) remain attractive on a relative value basis as well as cheap relative to their historical spread relationship to Treasuries. In fact, MBS are among the most attractive "value" sectors in the market today and undoubtedly have the greatest liquidity of all non-Government sectors. We continue to allocate to this sector and we expect MBS to provide significant returns as the volatility in interest rates subsides.

While investment performance has been disappointing in the past year, the events of 1998 have created a much more fertile environment for our investment style. We are confident that the Fund will capture many of these value opportunities in the months ahead.







SAMCO Fund, Inc.

SAMCO Fixed Income Portfolio  Portfolio of Investments (continued)
October 31, 1998

                                                                                            Par/Face             Value*
---------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 13.7%
American Express Master Trust, 5.760%, due 8/15/02                                          $ 320,000            $ 319,050
AT&T Universal Card Trust (FRN), Ser. 1996-3, Class A, 5.788% due 9/17/03                     320,000              318,867
BA Master Credit Card Trust, 5.700%, due 7/15/04                                              315,000              313,321
Citibank Credit Card Master Trust (FRN), Ser. 1996-5, Class A, 5.793% due 9/15/05             685,000              678,424
Contimortgage Home Equity Loan , 6.270%, due 2/15/12                                          321,304              321,095
Contimortgage Home Equity Trust (FRN), Ser. 1996-4, Class A10, 5.649% due 1/15/28              48,981               49,045
Countrywide Home Equity Loan (FRN), Ser. 1997-C, Class A, 5.206% due 9/15/22                  313,924              312,289
Countrywide Home Equity Trust (FRN), Ser. 1998-A, Class A, 5.780% due 3/15/24                  65,388               65,100
CS First Boston Mortgage Securities Corp., 6.320%, due 2/25/18                                 71,952               71,720
Discover Card Master Trust (FRN), Ser. 1996-1, Class A, 5.579% due 7/16/03                    325,000              324,808
Discover Card Master Trust I, Ser. 1997-1, Class A, 5.499% due 2/16/05                        210,000              208,627
Discover Card Trust, Ser. 1997-2, Class A, 6.792% due 4/16/10                                 255,000              257,772
First USA Cr. Card Trust (FRN), Ser. 1996-2, Class A, 5.590% due 2/10/06                      410,000              407,433
First USA Credit Card Trust (FRN), Ser. 1995-5, Class A, 5.858% due 4/15/03                   315,000              314,943
Fleet Credit Card Master Trust, Series 1995-F, Class A2, 5.830%, due 8/1/03                   320,000              320,016
Ford Credit Auto Owner Trust, Ser. 1996-A, Class A3, 6.500% due 11/15/99                       63,067               63,155
Household Affinity Credit Card Trust (FRN), Ser. 1995-1, Class A, 5.559% due 2/15/02           70,000               69,976
MBNA Master Credit Card Trust, Ser. 1994-1, Class A, 5.650% due 3/15/01                       293,333              293,351
MBNAM (FRN), Ser. 1996-H, Class A, 5.788% due 1/15/04                                         320,000              318,822
Merrill Lynch Home Equity Loan (FRN), Ser. 1997-1, Class A, 5.836% due 9/25/27                 34,210               34,202
Peoples Bank Credit Card Master Trust (FRN), 5.838% due 11/15/04                              325,000              324,425
People's Bank Credit Card Trust (FRN), Ser. 1997-1, Class A, 5.529% due 10/15/04              320,000              318,710
Premier Auto Trust, Ser. 1995-2, Class A6, 7.200% due 10/4/99                                 297,846              298,817
Premier Auto Trust, Ser. 1997-1, Class A2, 5.900% due 4/6/00                                    6,236                6,240
                                                                                                         ------------------
                                                                                                         ------------------
   Total Asset-Backed Securities (Cost - $6,032,127)                                                             6,010,208
                                                                                                         ------------------


COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
Country Wide Mortgage Backed Securities, Inc., 6.000%, due 1/25/09                            168,772              168,346
Residential Funding Mortgage Sec. I, Ser. 1996-S7, Class A2, 5.125% due 3/25/26
(Cost - $81,513)                                                                               82,013               81,706
                                                                                                         ------------------
                                                                                                         ------------------
   Total Asset-Backed Securities (Cost - $249,704)                                                                 250,052
                                                                                                         ------------------


CORPORATE OBLIGATIONS - 27.0%
Airlines - 1.7%
American Airlines, 9.710% due 1/2/07                                                           99,870              116,131
Continental Airlines, 6.541% due 3/15/08                                                      340,000              349,058
Continental Airlines, 7.080%, due 11/01/04                                                    170,000              169,433
Jet Equipment Trust Series 1995-B, 7.630%, due 2/15/15                                        110,906              126,014
                                                                                                         ------------------
                                                                                                                   760,636
                                                                                                         ------------------

Banks - 6.2%
ABN Amro, 7.125% due 10/15/53                                                                 190,000              179,897
Bank One Corp, 7.625%, due 10/15/26                                                           200,000              217,620
Branch Banking & Trust (FRN), 5.750%,due 4/28/00                                              320,000              320,192
Citicorp (FRN), 5.930%, due 8/10/00                                                           395,000              396,039
First Bank N.A., 5.710%, due 4/18/00                                                          180,000              179,820
First USA Bank (FRN), 5.550% due 1/21/00                                                      185,000              185,925
Nations Bank (FRN), 5.450%, due 3/20/00                                                       325,000              324,682
PNC Funding Corp. (MTN), 6.500% due 5/1/08                                                    180,000              185,178
SE Banken (144A), 6.500% due 12/29/49 (Sweden)                                                405,000              394,525
SocGen Real Estate LLC (144A), 7.640% due 12/29/49                                            405,000              343,527
                                                                                                         ------------------
                                                                                                                 2,727,405
                                                                                                         ------------------




Brokers - 1.3%
Lehman Brothers Holdings, Inc., 6.000% due 2/26/01                                          $ 380,000            $ 379,035
Salomon, Inc., 6.750% due 2/15/03                                                             185,000              189,993
                                                                                                         ------------------
                                                                                                                   569,028
                                                                                                         ------------------

Finance - 3.5%
Associates Corp. NA 5.875% Due 7/15/02                                                         90,000               90,728
Chrysler Financial Corp. (FRN), 5.193% due 5/11/00                                            325,000              323,908
Countrywide Home Loan, 5.620 %, due 10/16/00                                                  250,000              249,087
Enterprise Corp. (144A), 6.950% due 3/1/04                                                    155,000              158,671
General Motors Acceptance Corp. (FRN), 5.668% due 2/3/00                                       70,000               69,771
Heller Financial, 5.870%, due 11/1/00                                                         295,000              294,745
Household Finance, Inc. (FRN), 5.818% due 9/27/00                                             330,000              329,769
                                                                                                         ------------------
                                                                                                                 1,516,679
                                                                                                         ------------------

Industrial - 5.4%
Cummins Engine Co. Inc. 7.125% Due 3/1/28                                                     495,000              434,605
General Motors Corp., 8.800% due 3/1/21                                                       160,000              194,341
Kern River Funding Corp. (144A) Ser. B, 6.720% due 9/30/01                                    310,000              314,936
Land 'O Lakes Cap Trust I (144A), 7.450% due 3/15/28                                          405,000              376,874
Owens Corning, 7.500% due 8/1/18                                                              285,000              266,334
R&B Falcon Corp., 6.500%, due 4/15/03                                                         330,000              328,362
Union Carbide Corp., 6.250% due 6/15/03                                                       115,000              115,873
Unova, Inc., 6.875% due 3/15/05                                                               315,000              326,106
                                                                                                         ------------------
                                                                                                         ------------------
                                                                                                                 2,357,431
                                                                                                         ------------------

Industrial-Pipeline - 0.3%
Sithe/ Independence Funding, Ser. A, 9.000% due 12/30/13                                      120,000              141,360
                                                                                                         ------------------

Industrial-Railroad - 0.2%
Norfolk Southern Corp, 6.875%, due 5/1/01                                                      85,000               88,177
                                                                                                         ------------------

Industrial-Retail - 0.8%
Federated Department Stores, 6.79%, due 7/15/27                                               120,000              125,149
Rite Aid Corp., 6.700% due 12/15/01                                                           110,000              113,717
Shopko Stores, 6.500% due 8/15/03                                                             110,000              113,322
                                                                                                         ------------------
                                                                                                                   352,188
                                                                                                         ------------------

Insurance - 4.6%
Amerus Life Holdings, 6.950% due 6/15/05                                                      145,000              136,994
Farmers Exchange Capital (144A), 7.050%, due 7/15/28                                          225,000              218,042
Florida Windstorm Underwriting (144A), 6.500% due 8/25/02                                     300,000              308,065
Lumbermens Mutual Casualty (144A), 9.150% due 7/1/26                                          225,000              259,494
Mutual Life Insurance Co. - NY (144A), 11.250% due 8/15/24                                    760,000            1,080,307
                                                                                                         ------------------
                                                                                                         ------------------
                                                                                                                 2,002,902
                                                                                                         ------------------

Insured Project - 0.3%
Ras Laffan-Lincs (144A), 7.850% due 3/18/14                                                   105,000              122,196
                                                                                                         ------------------
                                                                                                         ------------------

Real Estate Investment Trust - 1.8%
Bay Apartment Communities, 6.250% due 1/15/03                                                  25,000               25,171
Developers Diversified Realty Corp., 6.840%, due 12/16/04                                     165,000              156,886
Liberty Property LP (MTN), 6.950%, due 12/1/06                                                110,000              102,352
Meditrust, 7.820% due 9/10/26                                                                  85,000               81,753
Post Apartment Homes, 6.850% due 3/16/05                                                       50,000               48,028
Susa Partnership LP, 8.200%, due 6/1/17                                                       175,000              161,543


Real Estate Investment Trust - (continued)

Susa Partnership LP, 7.500% due 12/1/27                                                     $ 180,000            $ 149,615
United Dominion Realty Trust, 7.950% due 7/12/06                                               55,000               58,984
                                                                                                         ------------------
                                                                                                                   784,332
                                                                                                         ------------------

Telecommunications - 0.9%
U.S. West Communications (MTN), 5.340% due 3/25/99                                             70,000               69,776
MCI Communications Corp., 6.125%, due 4/15/02                                                 325,000              333,849
                                                                                                         ------------------
                                                                                                         ------------------
                                                                                                                   403,625
                                                                                                         ------------------

   Total Corporate Obligations (Cost -  $11,871,370)                                                            11,825,959
                                                                                                         ------------------

MUNICIPAL SECURITIES - 1.9%
Cook County, Series A, 5.000%, due 11/15/22                                                   100,000               97,943
Detroit Michigan Sew.,  5.000% , due 7/1/22                                                    75,000               73,970
King County Washington, 5.000%, due 1/1/30                                                     90,000               87,909
Massachusetts Bay Transit Authority, Series A, 5.000%, due 3/1/27                              95,000               93,578
Massachusetts State Turnpike Authority Highway, Series A, 5.000%,, due 1/1/37                 100,000               97,174
Washington D.C. Convention Center Authority, 5.000%, due 10/1/21                              100,000               97,466
Washington State, 5.000%, due 1/1/23                                                          215,000              210,846
Wayne Charter County, 5.000%, due 12/1/28                                                      90,000               86,875
                                                                                                         ------------------
                                                                                                         ------------------
   Total Municipal Zero Coupon Securities (Cost -  $862,856)                                                       845,761
                                                                                                         ------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 69.3%
U.S. Government Agency Pass-Through Certificates - 34.0%
FHLMC, 5.750%, due 4/15/08                                                                    910,000              938,420
FHLMC, 7.500%, due 10/1/28                                                                    280,000              286,825
FHLMC, 8.500%, due 6/1/12                                                                     762,161              786,550
FNMA (TBA), 6.000%, due 12/15/13                                                              875,000              881,562
FNMA (TBA), 6.500%, due 12/10/28                                                            2,365,000            2,390,140
FNMA (TBA), 6.500%, due 12/15/13                                                              760,000              773,072
FNMA (TBA), 7.000%, due 12/10/28                                                            1,690,000            1,727,518
FNMA (TBA), 7.500%, due 11/12/28                                                            1,830,000            1,886,620
FNMA, 4.625%, due 10/15/01                                                                    330,000              329,232
FNMA, 5.250%, due 1/15/03                                                                     425,000              429,721
FNMA, 5.750%, due 6/15/05                                                                     250,000              258,315
FNMA, 6.000%, due 12/15/13                                                                  1,130,000            1,138,829
FNMA, 6.500%, due 1/12/28                                                                     905,000              914,620
FNMA, 6.500%, due 10/1/28                                                                     929,200              939,077
FNMA, 6.500%, due 9/1/28                                                                    1,111,000            1,119,421
FNMA, 7.500%, due 4/17/24                                                                     125,000              129,169
                                                                                                         ------------------
   Total U.S. Government Agency Pass-Through Certificates (Cost -  $14,895,212)                                 14,929,092
                                                                                                         ------------------

U.S. Government Agency Collateralized Mortgage Oblibations - 5.3%
FHLMC, Ser. 8, Class D, 5.850% due 12/25/15                                                    23,280               23,197
FNMA, Ser. 1997-15, Class B, 7.500% due 7/18/25                                                55,000               57,390
GNMA, 7.500%, due 10/15/28                                                                  2,200,000            2,266,689
                                                                                                         ------------------
   Total U.S. Government Agency Collateralized Mortgage Obligations
(Cost -  $2,352,263)                                                                                             2,347,275
                                                                                                         ------------------

U.S. Treasury Obligations - 30.0%
U.S. Treasury Bond, 6.125% due 11/15/27                                                     1,420,000            1,597,057
U.S. Treasury Bond, 6.500% due 11/15/26                                                       515,000              599,171
U.S. Treasury Bond, 8.750% due 5/15/17                                                        435,000              608,184
U.S. Treasury Bond, 9.250%, due 2/15/16                                                       400,000              577,375
U.S. Treasury Note, 5.375% due 06/30/03                                                        30,000               31,331
U.S. Treasury Note, 5.625% due 10/31/99                                                     1,200,000            1,213,500
U.S. Treasury Note, 5.625% due 5/15/08                                                      $ 915,000            $ 985,627
U.S. Treasury Note, 5.750% due 10/31/00                                                       760,000              780,425
U.S. Treasury Note, 5.750% due 11/15/00                                                       110,000              113,060
U.S. Treasury Note, 5.750% due 8/15/03                                                        925,000              980,212
U.S. Treasury Note, 5.875% due 11/15/05                                                       875,000              947,461
U.S. Treasury Note, 6.000% due 7/31/02                                                        325,000              342,875
U.S. Treasury Note, 6.375% due 9/30/01                                                      1,670,000            1,760,806
U.S. Treasury Note, 6.750% due 4/30/00                                                      2,085,000            2,156,022
U.S. Treasury Note, 7.250% due 8/15/04                                                         80,000               91,125
U.S. Treasury Note, 8.000% due 5/15/01                                                        360,000              391,275
                                                                                                         ------------------
   Total U.S. Treasury Obligations (Cost -  $13,032,024)                                                        13,175,506
                                                                                                         ------------------

   Total U.S. Government & Agency Obligations (Cost -  $30,279,499)                                             30,451,873
                                                                                                         ------------------

REPURCHASE AGREEMENT - 14.0%
Investors Bank & Trust Company Repurchase  Agreement,  4.770% due 11/2/98 in the
   amount of $6,165,217;  Issued 10/30/98  (collateralized  by $6,298,450 par of
   Federal Home Loan Mortgage Corporation FRN 1671, 6.388% due 12/15/22
   with a market value of $6,480,548) (Cost - $6,162,768)                                   6,162,768            6,162,768
                                                                                                         ------------------

Total Investments - 126.5% (cost - $55,458,324)                                                                 55,546,621
                                                                                                         ------------------

LIABILITIES, NET OF OTHER ASSETS - (26.5%)                                                                     (11,647,910)
------------------------------------------
                                                                                                         ------------------

NET ASSETS - 100.0%
Applicable to 4,280,534 outstanding $.001 par value shares
(authorized 2,500,000,000 shares)                                                                             $ 43,898,711
                                                                                                         ==================

Net Asset Value, Offering and Redemption Price Per Share                                                              $ 10.26
                                                                                                         ==================


*          See note 2 to the Financial Statements
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions excempt from registration, normally to qualified buyers. At October 31, 1998, the aggregate value of the securities is $3,576,637 or 8.1 % of net assets.
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
FRN        Floating Rate Note
GNMA       Government National Mortgage Association
MTN        Medium-Term Note
TBA        To Be Announced - Security is subject to delayed delivery.




SAMCO Fund, Inc.

SAMCO Fixed Income Portfolio Statement of Assets and Liabilities
October 31, 1998
-------------------------------------------------------------------------


Assets:
Investments, at value (cost $49,295,556)(Note 2)                                         $ 49,383,853
Repurchase agreement (cost $6,162,768)(Note 5)                                              6,162,768
Receivable for securities sold                                                              9,265,357
Interest receivable                                                                           522,774
Organizational expenses                                                                        79,543
Receivable for shares sold                                                                     68,000
Receivable from investment advisor                                                             57,987
                                                                                         -------------
     Total Assets                                                                          65,540,282
                                                                                         -------------

Liabilities:
Payable for securities purchased                                                            21,586,753
Dividends payable                                                                               15,727
Accrued expenses and other liabilities                                                          39,091
                                                                                          -------------
                                                                                          -------------
     Total liabilities                                                                      21,641,571
                                                                                          -------------

Net Assets (equivalent to $10.26 per share based on 4,280,534 shares
     outstanding)                                                                         $ 43,898,711
                                                                                          =============

Composition of Net Assets
Capital Stock at par value ($.001)                                                             $ 4,281
Capital Stock in excess of par value                                                        43,295,599
Undistributed net investment income                                                             37,285
Net accumulated realized gain on investments                                                   473,249
Net unrealized appreciation on investments                                                      88,297
                                                                                          =============
     Net assets applicable to capital stock outstanding                                   $ 43,898,711
                                                                                          =============



-----------------------------------------------------------------------

     See Notes to the Financial Statements







SAMCO Fund, Inc.

SAMCO Fixed Income Portfolio . Statement of Operations
For the period from December 30, 1997* to October 31, 1998
--------------------------------------------------------------------------


Investment Income
Interest                                                                           $ 994,785
                                                                                -------------

Expenses
Investment advisory fees (Note 2)                                                     44,287
Administration fees                                                                   41,667
Custodian fees                                                                        23,636
Audit fees                                                                            23,000
Amortization of organizational costs                                                  15,909
SEC filing Fees                                                                       13,091
Insurance expense                                                                      8,000
Directors fees and expenses                                                            7,638
Legal fees                                                                             3,000
State registration filing fees                                                           600
Transfer agent fees                                                                      519
Miscellaneous fees and expenses                                                          643
                                                                                -------------
     Total operating expenses                                                        181,990
     Waiver of investment advisory fees and reimbursement of
         other expenses                                                             (102,274)
                                                                                -------------
     Net expenses                                                                     79,716
                                                                                -------------
Net investment income                                                                915,069
                                                                                -------------
Net Realized and Unrealized Gain on Investments
Net realized gain on investments                                                     473,249
Net change in unrealized appreciation on investments                                  88,297
                                                                                -------------
     Net realized and unrealized gain on investments                                 561,546
                                                                                -------------
                                                                                =============
     Net increase in net assets resulting from operations                        $ 1,476,615
                                                                                =============


---------------------------------------------------------------------

*    Commencement of investment operations
     See Notes to the Financial Statements







SAMCO Fund, Inc.

SAMCO Fixed Income Portfolio - Statement of Changes in Net Assets For the period from, December 30, 1997* to October 31, 1998
-------------------------------------------------------------------------------


Net Increase in Net Assets Resulting from Operations
Net investment income                                                               $ 915,069
Net realized gain from investments                                                    473,249
Net change in unrealized appreciation on investments                                   88,297
                                                                                 -------------
Net increase in net assets resulting from operations                                1,476,615
                                                                                 -------------

Distributions to Shareholders
From net investment income                                                           (877,784)
                                                                                 -------------

Capital Share Transactions (Note 6)                                                43,199,880
                                                                                 -------------

Total increase in net assets                                                       43,798,711

Net Assets
     Beginning of period                                                              100,000
                                                                                 -------------
     End of period                                                                 43,898,711
                                                                                 -------------

Undistributed net investment income, end of period                                   $ 37,285
                                                                                 =============

-------------------------------------------------------------------------------

*    Commencement of investment operations.
     See Notes to the Financial Statements






SAMCO Fund, Inc.

SAMCO Fixed Income Portfolio - Financial Highlights                                    Period from
                                                                                                12/30/97*
For a share outstanding throughout the period                                                to 10/31/98
-----------------------------------------------------------------------------

Per Share Data
Net asset value, beginning of period                                                           $10.00
                                                                                       ------------

Increases From Investment Operations
Net investment income                                                                            0.21

Net realized and unrealized gain on investments                                                  0.46
                                                                                       ------------

     Total from investment operations                                                            0.67
                                                                                       ------------

Less Distributions
From net investment income                                                                      (0.41)
                                                                                       ------------

Net asset value, end of period                                                                 $10.26
                                                                                       ============

Total Return (a)                                                                                 6.87%

Ratios/Supplemental Data
Net assets, end of period (000's)                                                          $43,899

Ratio of expenses to average net assets (b)                                                      0.45%

Ratio of expenses to average net assets before expense waivers
     and reimbursement of other expenses (b)                                                     1.03%

Ratio of net investment income to average net assets (b)                                         5.17%

Portfolio turnover                                                                             478%

---------------------------------------------------------------------------------------------------


See Notes to the Financial Statements



(a)  Not Annualized
(b)  Annualized
*    Commencement of Investment Operations






SAMCO FUND, INC.

-------------------------------------------------------------------------------
SAMCO FIXED INCOME PORTFOLIO .NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998



1. Organization

The SAMCO Fund, Inc. (the "Company"), a series fund, was organized as a Maryland corporation on August 4, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Company currently has one active portfolio, the SAMCO Fixed Income Portfolio - Class A (the "Fund"). The unamortized balance of organizational expenses at October 31, 1998 was $79,543. In the event that any of the initial 10,000 shares (the "Initial Shares") purchased by the Seix Investment Advisors Inc. (the "Investment Adviser") are redeemed during the amortization period, the Fund will be reimbursed by the Investment Adviser for any remaining unamortized costs in the same proportion as the number of Initial Shares redeemed bears to the total number of Initial Shares outstanding at the time of the redemption.


Investment Objective

The Fund is designed to provide investors with a total return which consistently exceeds the total return of the broad U.S. investment grade bond market. Total investment return is the aggregate of dividend and interest income and realized and unrealized capital gains/losses on investments. The Fund seeks to achieve its objective through superior security selection and emphasis on current income, while maintaining a duration neutral posture.

2. Summary of Significant Accounting Policies

Securities

Securities transactions are recorded on a trade date basis. Interest income and expenses are recorded on an accrual basis. The Fund amortizes discount or premium using the yield-to-maturity method on a daily basis, except for securities having a maturity date of less than sixty days at the time of acquisition. Such securities are amortized on a straight-line basis.

Dividend income is recorded on the ex-dividend date. The Fund uses the specific identification method for determining gain or loss on sales of securities.

Income Tax

There is no provision for Federal income or excise tax since the Fund intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs and to distribute all of its taxable income.


Valuation

Securities for which over-the-counter market quotations are available are valued at the latest bid price. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities purchased with sixty days or less remaining to maturity are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

SAMCO FUND, INC.

-------------------------------------------------------------------------------
SAMCO FIXED INCOME PORTFOLIO .NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998



2.  Summary  of   Significant   Accounting   Policies
(continued)

Dividends to Shareholders

It is the policy of the Fund to declare and pay dividends from net investment income monthly. Dividends from net short-term capital gains and net long-term capital gains, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

Income and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which may reverse in a subsequent period.

Organization Expenses

The costs incurred by the Company in connection with the organization and initial registration of shares are being amortized on a straight-line basis by the Fund over a sixty-month period beginning with the commencement of its investment operations on December 30, 1997. On October 29, 1997, the investment advisor purchased 10,000 shares of common stock of the Fund for an aggregate purchase price of $100,000.

Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Investment  Advisory  Agreement and Administration
Agreement

The Company's Board of Directors has approved an investment advisory agreement with the Investment Adviser. For its services as investment adviser, the Company pays the Investment Adviser a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets. Currently, the Investment Adviser is waiving all of its fees.

Pursuant to its Administration Agreement, Investors Capital Services, Inc. (the "Administrator"), three employees of which serve as officers of the Company, earn a fee for providing fund administration services to the Company. The Company pays the Administrator a monthly fee at the annual rate not to exceed 0.15% of the Fund's average daily net assets and reimbursement for out-of-pocket expenses pursuant to the Administration Agreement. Pursuant to the Administration Agreement, the Administrator will be paid a minimum fee of $50,000 for services provided to the Company for the first twelve months after the fund commences operations.

The Investment Adviser has agreed to voluntarily waive its fee and to reimburse the Fund for expenses exceeding 0.45% of average daily net assets. During the period ended October 31, 1998, the Investment Adviser, voluntarily waived $44,287 of advisory fees, and reimbursed $57,987 for other expenses which is due from the Investment Adviser.

Directors' fees of $7,638 were paid by the Fund and paid for the period ended October 31, 1998 to Directors who are not employees of the Investment Adviser. Directors who are not employees of the Investment Adviser receive an annual retainer of $1,000, payable quarterly and $500 per meeting attended.


4. Investment Transactions
Purchase cost and proceeds from sales of investment securities, other than short-term investments, for the period ended October 31, 1998 were as follows:



      Purchases               Purchases                Sales                 Sales
   U.S. Government        Other Securities        U.S. Government       Other Securities
----------------------- ---------------------- ---------------------- ---------------------
     $130,970,836            $41,773,460           $100,119,550           $19,650,041

The components of net unrealized appreciation (depreciation) of investments based on Federal tax cost at October 31, 1998 for the Fund were as follows:

                                                                      Cost for Federal
   Appreciation           Depreciation         Net Appreciation        Tax Purposes
--------------------- ---------------------- --------------------- ----------------------
     $300,149              ($247,775)              $52,375              $55,494,246



5. Repurchase Agreements

The Fund may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into a contract, to sell U.S. Government securities to the Fund and repurchase such securities from the Fund at a mutually agreed upon price and date.

The Fund will engage in repurchase transactions with parties selected on the basis of such party's creditworthiness. The collateral on repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

6. Capital Share Transactions

As of October 31, 1998, there were 2,500,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                           For the Period from
                                          12/30/97* to 10/31/98

                                               Shares            Amount
                                           ---------------- ------------------

             Shares Sold                         4,192,818       $ 42,406,781
             Shares Reinvested                      77,716            793,099
                                           ---------------- ------------------
             Net Increase                        4,270,534       $ 43,199,880
                                           ================ ==================


-------------------------------------------------------------------------------

* Commencement of Operations


SAMCO FUND, INC.

------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OCTOBER 31, 1998




Shareholders and Board of Directors
Samco Fund, Inc.


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Samco Fixed Income Portfolio, a portfolio of Samco Fund, Inc. as of October 31, 1998, and the related statement of operations, the statement of changes in net assets and financial highlights for the period from December 30, 1997 (commencement of investment operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Samco Fixed Income Portfolio, the results of its operations, and the changes in its net assets and the financial highlights for the period from December 30, 1997, to October 31, 1998, in conformity with generally accepted accounting principles.



                                                              ERNST & YOUNG LLP

New York, New York
December 3, 1998


SAMCO FUND, INC.

-------------------------------------------------------------------------------
SAMCO FIXED INCOME PORTFOLIO .NOTES TO FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 1998 (UNAUDITED)



The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1998) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 38.35% of the Fund's distributions during the fiscal year ended October 31, 1998 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 1998, will reflect the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.



SAMCO FUND, INC.

-----------------------------------------------------------------------------
SAMCO FIXED INCOME PORTFOLIO





OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION
OFFICERS AND DIRECTORS                                  INVESTMENT ADVISER

Christina Seix                          Seix Investment Advisors Inc.
Chairman and Director                   300 Tice Blvd.
    of the Fund                         Woodcliff lake,  NJ  07675

                                        ADMINISTRATOR
John G. Talty
President and Director                  Investors Capital Services, Inc.
    of the Fund                         600 Fifth Avenue, 26th Floor
                                        New York, NY 10020
John R. O'Brien
Director of the Fund                    DISTRIBUTOR

John E. Manley, Sr.                     AMT Capital Securities, L.L.C.
Director of the Fund                    600 Fifth Avenue, 26th Floor
                                        New York, NY 10020
Peter Bourke
Assistant Secretary and                 CUSTODIAN AND FUND  ACCOUNTING AGENT
    Director of the Fund
                                        Investors Bank & Trust Company
William E. Vastardis                    P.O. Box 9130
Secretary and Treasurer                 Boston, MA  02117
    of the Fund
                                        TRANSFER AND DIVIDEND DISBURSING AGENT
Carla E. Dearing
Assistant Treasurer                     Investors Bank & Trust Company
    of the Fund                         P.O. Box 9130
                                        Boston, MA 02117
Alissa R. Fox
Assistant Treasurer                     LEGAL COUNSEL
    of the Fund
                                        Dechert Price & Rhoads
                                        1500 K Street, N.W.
                                        Washington, D.C. 20005-1208

                                        INDEPENDENT AUDITORS

                                        Ernst & Young LLP
                                        787 Seventh Avenue
                                        New York, NY 10019